UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): July 10, 2013

                         SYNERGY RESOURCES CORPORATION
                  --------------------------------------------
             (Exact name of registrant as specified in its charter)

    Colorado                         001-35245                 20-2835920
-------------------------       ---------------------     ---------------------
(State or other jurisdiction    (Commission File No.)       (IRS Employer
of incorporation)                                         Identification No.)

                                20203 Highway 60
                           Platteville, Colorado 80651
              -----------------------------------------------------
          (Address of principal executive offices, including Zip Code)

Registrant's telephone number, including area code:    (970) 737-1073


                                       N/A
           ----------------------------------------------------------
          (Former name or former address if changed since last report)


Check appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below)

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
     240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01   Regulation FD Disclosure

      On July 10, 2013, the Company issued a press release, filed as Exhibit 99, pertaining to the Company's operating results for the nine months ended May 31, 2013.


Item 9.01.  Financial Statements and Exhibits

   (d)        Exhibits

Number         Description

99     Press Release

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  July 10, 2013             SYNERGY RESOURCES CORPORATION


                                 By: /s/ Frank L. Jennings
                                     -----------------------------------------
                                    Frank L. Jennings, Principal Financial
                                       Officer





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